FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

Telephone and Data Systems, Inc. (“TDS”) previously filed a Current Report on Form 8-K, dated May 6, 2010 (“Prior Form 8-K”), disclosing that Mary N. Dillon was appointed as the President and Chief Executive Officer of United States Cellular Corporation (“U.S. Cellular”) effective June 1, 2010.  The Prior Form 8-K also disclosed that Ms. Dillon would receive certain equity awards.  Pursuant to Item 5.02 of Form 8-K, the agreements evidencing equity awards granted to Ms. Dillon on June 1, 2010 are included as exhibits to this Form 8-K.

Item 9.01                Financial Statements and Exhibits

                (d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	June 7, 2010

By:	/s/ Douglas D. Shuma
Douglas D. Shuma Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
10.1

U.S. Cellular 2005 Long-Term Incentive Plan 2010 Stock Option Award Agreement evidencing U.S. Cellular stock options granted to Mary N. Dillon on June 1, 2010 (with accelerated vesting in the event of termination without cause or for good reason), is hereby incorporated by reference from Exhibit 10.1 to U.S. Cellular’s Current Report on Form 8-K dated June 1, 2010

10.2

U.S. Cellular 2005 Long-Term Incentive Plan 2010 Restricted Stock Unit Award Agreement evidencing U.S. Cellular restricted stock units granted to Mary N. Dillon on June 1, 2010 (with accelerated vesting in the event of termination without cause or for good reason), is hereby incorporated by reference from Exhibit 10.2 to U.S. Cellular’s Current Report on Form 8-K dated June 1, 2010

10.3

U.S. Cellular 2005 Long-Term Incentive Plan 2010 Stock Option Award Agreement evidencing U.S. Cellular stock options granted to Mary N. Dillon on June 1, 2010 (without accelerated vesting in the event of termination without cause or for good reason), is hereby incorporated by reference from Exhibit 10.3 to U.S. Cellular’s Current Report on Form 8-K dated June 1, 2010

10.4

U.S. Cellular 2005 Long-Term Incentive Plan 2010 Restricted Stock Unit Award Agreement evidencing U.S. Cellular restricted stock units granted to Mary N. Dillon on June 1, 2010 (without accelerated vesting in the event of termination without cause or for good reason), is hereby incorporated by reference from Exhibit 10.4 to U.S. Cellular’s Current Report on Form 8-K dated June 1, 2010